EXHIBIT 23(B)

                              INDEPENDENT AUDITORS' CONSENT






We consent to incorporation by reference in this registration statement on Form S-8 of Duke Energy Corporation of our report dated January 17, 1997 appearing in the annual report on Form 10-K of PanEnergy Corp for the year ended
December 31, 1996.

                                           KPMG Peat Marwick LLP
                                      ----------------------------
                                           KPMG Peat Marwick LLP


Houston, Texas
June 19, 1997